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                                                                  Exhibit 10.1d

                     SEVENTH AMENDMENT TO CREDIT AGREEMENT



      THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 18, 1996, by and among STEEL DYNAMICS, INC., an Indiana corporation (the "Borrower"), the lenders listed on the signature pages hereof and MELLON BANK, N.A., a national banking association, as agent for the Lenders under the Credit Agreement referred to below (the "Agent").

                                   RECITALS:

      WHEREAS the Borrower, certain lenders (the "Lenders"), the Agent, Mellon Bank, N.A., as Issuing Bank, and Kreditanstalt fur Wiederaufbau, Bank One, Indianapolis, National Association and NBD Bank, N.A., as Co-Agents, entered into a Credit Agreement, dated as of June 30, 1994, as amended as of January 6, 1995, May 22, 1995, June 15, 1995, November 20, 1995, March 4, 1996 and May 20,
1996 (as so amended, the "Original Agreement"), pursuant to which the Lenders have extended credit to the Borrower to fund the construction and operation of a
1.2 million ton thin slab cast mini-mill and a cold rolling and coating steel processing facility in Butler, Indiana;

      WHEREAS, Steel Dynamics Holdings, Inc. ("Holdings"), an Indiana corporation and the indirect parent of the Borrower, and the Borrower currently contemplate an initial public offering of equity securities of either Holdings or the Borrower (in either case, the "IPO") , and desire to use a portion of the Net Cash Proceeds from the IPO to prepay the Indebtedness incurred pursuant to the Subordinated Notes;

      WHEREAS, Holdings and the Borrower desire to merge Steel Dynamics Sales Corp., Inc., an Indiana corporation and the direct parent of the Borrower, with and into the Borrower (the "Salesco Merger");

      WHEREAS, Holdings and the Borrower desire to merge Holdings with and into the Borrower (the "Holdings Merger");

      WHEREAS, as contemplated by Section 6.05(i) of the Original Agreement, the Borrower intends to enter the business of manufacturing scrap substitute and to construct one or more facilities for such purpose, such business to be conducted by formation of Iron Dynamics, Inc., an Indiana corporation ("IDI"), as a wholly-owned Subsidiary of the Borrower;

      WHEREAS, the Borrower intends that the construction and start-up of such scrap substitute business will be funded in part by proceeds of the private placement sale (unrelated to the IPO)
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of up to $25,000,000 of its equity securities to one or more investors as permitted under Section 6.05(i) of the Original Agreement as amended hereby;

      WHEREAS, the Borrower and the Required Lenders (as defined in the Original Agreement) desire to amend the Original Agreement to affect the changes described above and to make certain other changes therein;

      WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Original Agreement.

      NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby agree as follows:

      Section 1. Initial Amendments to Original Agreement. Upon the effectiveness of the Salesco Merger, the following amendments (the "Initial Amendments") to the Original Agreement shall be made:

      (1) The Original Agreement is hereby amended by replacing each of the phrases "the Borrower and Salesco", "Salesco, the Borrower", "the Borrower or Salesco", "Salesco and the Borrower" and "the Borrower, Salesco", wherever any of such phrases appears in the Original Agreement, with the words "the Borrower".

      (2) The Original Agreement is hereby amended by replacing the words "Salesco and Holdings", "Holdings and Salesco", "Salesco/Holdings", "each of Holdings and Salesco" and "either Holdings or Salesco" with the word "Holdings" throughout the Original Agreement.

      (3) The Original Agreement is hereby amended by replacing the phrase "Borrower's and Salesco's", wherever it appears in the Original Agreement, with the word "Borrower's".

      (4) The Original Agreement is hereby amended by replacing the phrase "Salesco's and Holdings'", wherever it appears in the Original Agreement, with the word "Holdings'".

      (5) Section 1.01 of the Original is hereby amended by adding, in the appropriate alphabetical order, the following defined terms:

            "IDI" shall mean Iron Dynamics, Inc., an Indiana corporation, all of the capital stock of which will be owned by the Borrower if it is organized.

            "IDI Guaranty" shall mean that certain Guaranty and Suretyship Agreement, substantially in the form of Exhibit R


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      hereto, to be dated on or about the date of organization of IDI, to be executed and delivered by IDI in favor of the Agent if IDI is organized.

            "IDI Security Agreement" shall mean that certain Security Agreement, substantially in form and substance satisfactory to the Agent and its counsel, to be dated on or about the date of organization of IDI, to be executed and delivered by IDI in favor of the Agent if IDI is organized.

            "IPO" shall mean the underwritten initial public offering of Holdings' equity securities.

            "Salesco Merger" shall mean the merger of Salesco with and into the Borrower.

            "Seventh Amendment" shall mean the Seventh Amendment to Credit Agreement, dated as of September 18, 1996, among the Borrower, the Lenders, the Issuing Bank, the Agent and the Co-Agents.

      (6) Section 1.01 of the Original Agreement is hereby amended by amending and restating the defined terms "Change of Control", "Holdings", "Phase I Project Acceptance", "Phase I Project Acceptance Date", "Salesco", "Security Documents" and "Subordinated Guarantee" to read, respectively, as follows:

            "Change of Control" shall mean that at any time (A) either Bain or General Electric Capital Corporation, a New York corporation ("GECC"), shall fail to retain voting securities which provide a minimum of 50% of the voting power Bain or GECC, as the case may be, held pursuant to its original equity investment in Holdings as described on Schedule 3.15 hereto, (B) the Control Group shall fail to satisfy the Control Tests for any reason (voluntarily or involuntarily), (C) any Person or group of Persons (as defined in the Securities Exchange Act of 1934, as amended) not a member of the Control Group shall own more than 20% of the voting capital stock of Holdings or more than 20% of the equity securities of Holdings, or (D) Holdings shall fail to own all of the equity securities of the Borrower.

            As used herein, the term "Control Group" at any time shall mean the following Persons: (a) Bain, (b) GECC, (c) Keith Busse and the Designated Managers, (d) Heavy Metal, L.C., a Virginia limited liability company, (e) Keylock Investments Limited, an Irish non-resident corporation, and Mazelina Anstalt, a Liechenstein business trust and (f) Preussag. As used herein, the "Control Tests" are deemed satisfied at a given time if and only if at such time:

                  (x) The members of the Control Group in the aggregate own
            (beneficially and of record) and have the


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            right to vote at least 51% of the shares of voting capital stock of
            Holdings; and

                  (y) The members of the Control Group in the aggregate own
            (beneficially and of record) at least 51% of the equity securities of all classes of Holdings.

            "Holdings" shall mean Steel Dynamics Holdings, Inc., an Indiana corporation which owns all of the capital stock of the Borrower.

            "Phase I Project Acceptance" shall mean the issuance by Borrower to the Agent of a certificate, in the form of Schedule I to the Seventh Amendment, following the completion, in accordance with the SMS Documents, of the Final Acceptance Test referred to in Section 14.3 of the SMS Documents (assuming (contrary to fact) that the modifications set forth on Schedule II to such Seventh Amendment had been made to the SMS Documents) for all portions of the Phase I Project supplied by SMS, in which Test such portion of the Phase I Project met the guaranteed performance specified in the SMS Documents (assuming (contrary to fact) that the modifications set forth on Schedule II to such Seventh Amendment had been made to the SMS Documents).

            "Phase I Project Acceptance Date" shall mean the earliest date which
      (i) is not less than five days after the date on which the Borrower has issued to the Agent, with a copy to the Phase I Project Monitor, the certificate referred to in the definition of the phrase "Phase I Project Acceptance" and (ii) is a date on which the Phase I Project Monitor shall not have provided to the Agent written notice that it has received such certificate and that it disagrees with one or more of the statements in such certificate.

            "Salesco" shall mean Steel Dynamics Sales Corp., Inc., an Indiana corporation, which prior to the Salesco Merger owned all the capital stock of Borrower, and was in turn a wholly-owned subsidiary of Holdings.

            "Security Documents" shall mean the Security Agreement, the Holdings Security Agreement, the IDI Guaranty, the IDI Security Agreement, the Mortgage, the Holdings Guaranty, the Assignment of Contracts (and each assignment of contract entered into pursuant to Section 5.15 hereof), together with the Consents to Assignment of Contracts (and each consent to assignment of contract delivered pursuant to Section 5.15 hereof) and any other agreements or instruments from time to time to time granting or purporting to grant the Agent a Lien in any property for the benefit of the Lenders to secure the Obligations, or constituting a Guaranty Equivalent for the Obligations.


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            "Subordinated Guarantee" shall mean the Subordinated Guarantee, dated as of June 30, 1994, as amended, issued by Holdings for the benefit of the holders of the Subordinated Notes, it being understood that references herein to the agreements governing the Subordinated Notes shall include, without limitation, the Subordinated Guarantee.

      (7) Section 1.01 of the Original Agreement is hereby amended by deleting, in the definition of the term "Designated Initial Phase II Equity Proceeds", the figure "$15,000,000" and inserting in lieu thereof the figure "$25,000,000".

      (8) Section 1.01 of the Original Agreement is hereby amended by deleting the following defined term: "Salesco Security Agreement".

      (9) Section 2.03(c)(i) of the Original Agreement is hereby amended by attending at the end thereof the following sentence:

      If Tranche C Loans have not been made prior to consummation of the IPO, upon receipt by the Borrower or Holdings of Net Cash Proceeds of the IPO in excess of $100,000,000, the Tranche C Loan Commitments shall terminate automatically.

      (10) Section 2.10(e) of the Original Agreement is hereby amended by replacing the phrase in parentheses with the following:

      (other than the Designated Initial Phase II Equity Securities, the equity securities described in Schedule 3.15 hereto, any equity securities issued pursuant to the IPO and any equity securities issued in accordance with all of the terms and conditions of Section 6.05(i) hereof)

      (11) Section 3.13 of the Original Agreement is hereby amended in its entirety to read as follows:

            3.13. Subsidiaries. Except as otherwise specifically permitted by this Agreement, the Borrower has no Subsidiaries other than, if IDI is organized, IDI, and Holdings has no Subsidiaries except for the Borrower and, if IDI is organized, IDI.

      (12) Section 3.15 of the Original Agreement is hereby amended in its entirety to read as follows:

            3.15. Ownership and Control. Schedule 3.15 hereof states as of the date hereof, Schedule 3.15-1996 hereto states as of the date of the Fifth Amendment, and Schedule 3.15A-1996 hereto states as of the date of the Seventh Amendment, the authorized capitalization of each Loan Party, the number of shares of each class of capital stock issued and outstanding of each Loan Party and the number and


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      percentage of outstanding shares of each such class of capital stock and the names of the record owners of such shares and, to the Borrower's knowledge, the beneficial owners of such shares. The outstanding shares of capital stock of each Loan Party have been duly authorized and validly issued and are, except as designated on such Schedule 3.15, Schedule 3.15-1996, or Schedule 3.15A-1996, fully paid and nonassessable. There are no options, warrants, calls, subscriptions, conversion rights, exchange rights, preemptive rights or other rights, agreements or arrangements (contingent or otherwise) which may in any circumstances now or hereafter obligate any Loan Party to issue any shares of its capital stock or any other securities, except for matters set forth in such Schedule 3.15,
      Schedule 3.15-1996, or Schedule 3.15A-1996, and except for matters which are permitted by the terms hereof and notice of which is provided by the Borrower to the Agent. Schedule 3.15 hereof describes as of the date hereof, Schedule 3.15-1996 hereto describes as of the date of the Fifth Amendment, and Schedule 3.15A-1996 hereto states as of the date of the Seventh Amendment, all options, rights, purchase agreements, buy-sell agreements, restrictions on transfer, pledges, proxies, voting trusts, powers of attorney, voting agreements and other agreements, instruments or arrangements to which any Loan Party is a party or is subject or bound, or to which any record or beneficial owner of capital stock of any Loan Party is a party or is subject or bound, which pertain to any shares of capital stock (now or hereafter outstanding) of any Loan Party, including any matter which may affect beneficial or record ownership thereof or transferability thereof or voting rights with respect thereto.

      (13) Section 6.03(c) of the Original Agreement is hereby amended by deleting the words "to Salesco as contemplated by Exhibit CC or to".

      (14) Section 6.03(i) of the Original Agreement is hereby amended by deleting "; and" from the end thereof and inserting in ".".

      (15) Section 6.03(j) of the Original Agreement is hereby deleted.

      (16) Section 6.05(f) of the Original Agreement is hereby amended in its entirety to read as follows:

      (f) Holdings' investment in the Borrower, as described on Schedule 6.05;


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            (17) Section 6.05(h) of the Original Agreement is hereby amended in its entirety to read as follows:

            (h) Loans and advances of the Borrower to Holdings permitted by
      Section 6.03(i); and

            (18) Section 6.05(i) of the Original Agreement is hereby amended in its entirety to read as follows:

            (i) An investment in IDI and/or in equipment to be owned by the Borrower which is related to processing product that is intended to be manufactured by IDI in an aggregate amount not exceeding $25,000,000 and funded solely with the Net Cash Proceeds of the issuance by Holdings after September 1, 1996 (other than in the IPO) of equity securities, but only upon execution and delivery by IDI to the Agent of the IDI Guaranty and the IDI Security Agreement.

            (19) Section 6.06(a) of the Original Agreement is hereby amended by deleting the words "Salesco the full amount of which is (and may be) used by Salesco to pay a dividend in cash to" from the fourth and fifth lines thereof.

            (20) Section 6.10(d) of the Original Agreement is hereby amended in its entirety to read as follows: "[Intentionally omitted]".

            (21) Section 6.12(c) of the Original Agreement is hereby amended in its entirety to read as follows:

            (c) The transactions between the Borrower and IDI described on Exhibit CC hereto;

            (22) Section 6.13 of the Original Agreement is hereby amended by adding thereto, immediate before the period at the end thereof, the following:

      , and (z) the costs, not to exceed the Net Cash Proceeds of the issuance of equity securities of Holdings after September 1, 1996 (other than in the IPO) remaining after the prepayment, if any, required by Section 2.10(e) hereof, of the construction of one or more scrap substitute manufacturing facilities owned by the Borrower or IDI (but not by both)

            (23) Section 6.15 of the Original Agreement is hereby amended by replacing the period at the end of subparagraph (b) thereof with the following:
"; and", and by adding the following subparagraph (c) thereto:

            (c) The Borrower may, out of the Net Cash Proceeds of the IPO, (i) prepay in full the principal amount of the Indebtedness of the Borrower incurred pursuant to the


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      Subordinated Notes, together with accrued interest thereon and premium required to be paid thereon or (ii) prepay in part such Indebtedness incurred pursuant to the Subordinated Notes, so long as an amount of such Net Cash Proceeds equal to the principal amount of the Subordinated Notes outstanding after such prepayment is used to prepay principal of Term Loans.

            (24) Section 6.18 of the Original Agreement is hereby amended in its entirety to read as follows:

            6.18. Maintenance of Business. The Borrower shall not change its primary line of business from that of either constructing, owning and operating a steel mini-mill or constructing, owning and operating a steel mini-mill and one or more scrap substitute manufacturing facilities, shall not permit Holdings to change it sole line of business from owning all the capital stock of the Borrower and shall not permit IDI, if it is organized, to change its primary line of business from that of constructing, owning and operating one or more scrap substitute manufacturing facilities.

            (25) Section 6.19 of the Original Agreement is hereby amended in its entirety to read as follows:

            6.19. Subsidiaries. The Borrower shall not organize, incorporate, acquire or otherwise suffer to exist any Subsidiaries, except IDI (if IDI is organized), and Holdings shall not organize, incorporate, acquire or otherwise suffer to exist any Subsidiaries except the Borrower and Subsidiaries of the Borrower.

            (26) Exhibit CC to the Original Agreement is hereby amended and restated in its entirety to read as set forth on Annex 1 hereto.

            (26) Exhibit DD to the Original Agreement is hereby deleted.

            Section 2. Additional Amendments to the Original Agreement. Upon the effectiveness of the Holdings Merger, the following amendments (the "Additional Amendments") to the Original Agreement shall be made:

            (1) The Original Agreement is hereby amended by replacing each of the phrases "Holdings", "the Borrower, Holdings", "Holdings, the Borrower", "Holdings and the Borrower", "the Borrower and Holdings", "Holdings or the Borrower" and "the Borrower or Holdings", wherever any of such phrases appears in the Original Agreement, with the words "the Borrower".


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            (2) The Original Agreement is hereby amended by replacing the word
"Holdings'", wherever such word appears in the Original Agreement, with the words "the Borrower's".

            (3) Section 1.01 of the Original Agreement is hereby amended by adding, in the appropriate alphabetical order, the following defined term:

            "Holdings Merger" shall mean the merger of Holdings with and into the Borrower.

            (4) Section 1.01 of the Original Agreement is hereby amended by amending and restating the defined terms "Additional Common Equity", "Borrower Group", "Change of Control", "IPO", "Loan Documents" and "Security Documents" to read, respectively, as follows:

            "Additional Common Equity" shall mean common stock of Holdings (or of the Borrower if the Holdings Merger is completed) issued for cash after December 1, 1995.

            "Borrower Group" shall mean the group consisting of the Borrower and any of its consolidated Subsidiaries permitted hereunder.

            "Change of Control" shall mean that at any time (A) either Bain or General Electric Capital Corporation, a New York corporation ("GECC"), shall fail to retain voting securities which provide a minimum of 50% of the voting power Bain or GECC, as the case may be, held pursuant to its original equity investment in the Borrower as described on Schedule 3.15A-1996 hereto, (B) the Control Group shall fail to satisfy the Control Tests for any reason (voluntarily or involuntarily), or (C) any Person or group of Persons (as defined in the Securities Exchange Act of 1934, as amended) not a member of the Control Group shall own more than 20% of the voting capital stock of the Borrower or more than 20% of the equity securities of the Borrower.

            As used herein, the term "Control Group" at any time shall mean the following Persons: (a) Bain, (b) GECC, (c) Keith Busse and the Designated Managers, (d) Heavy Metal, L.C., a Virginia limited liability company, (e) Keylock Investments Limited, an Irish non-resident corporation, and Mazelina Anstalt, a Liechenstein business trust and (f) Preussag. As used herein, the "Control Tests" are deemed satisfied at a given time if and only if at such time:

                  (x) The members of the Control Group in the aggregate own
            (beneficially and of record) and have the right to vote at least 51% of the shares of voting capital stock of the Borrower; and


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                  (y) The members of the Control Group in the aggregate own
            (beneficially and of record) at least 51% of the equity securities of all classes of the Borrower.

            "Holdings" shall mean Steel Dynamics Holdings, Inc., an Indiana corporation which prior to the Salesco Merger owned all the capital stock of Salesco and prior to the Holdings Merger owned all the capital stock of the Borrower.

            "IPO" shall mean the underwritten initial public offering of the Borrower's equity securities.

            "Loan Documents" shall mean this Agreement, the Notes, the Agreement Among Secured Lenders, the Transfer Supplements, the Interest Rate Protection Agreements, the Letters of Credit, the Continuing Letter of Credit Agreement, the Letter of Credit Applications (and any other agreements or documents pursuant to which any Letter of Credit may be issued or amended), each Subsidiary Guaranty, the Security Documents, the Currency Hedge Agreements, the Fifth Amendment Documents and all other agreements and instruments extending, renewing, refinancing or refunding any indebtedness, obligation or liability arising under any of the foregoing, in each case as the same may be amended, modified or supplemented from time to time hereafter.

            "Security Documents" shall mean the Security Agreement, the IDI Security Agreement, the IDI Guaranty, the Mortgage, the Assignment of Contracts (and each assignment of contract entered into pursuant to Section 5.15 hereof), together with the Consents to Assignment of Contracts (and each consent to assignment of contract delivered pursuant to Section 5.15 hereof) and any other agreements or instruments from time to time to time granting or purporting to grant the Agent a Lien in any property for the benefit of the Lenders to secure the Obligations, or constituting a Guaranty Equivalent for the Obligations.

            (5) Section 1.01 of the Original Agreement is hereby amended by deleting the following defined term: "Holdings Security Agreement".

            (6) Section 3.13 of the Original Agreement is hereby amended in its entirety to read as follows:

            3.13. Subsidiaries. Except as otherwise specifically permitted by this Agreement, the Borrower has no Subsidiaries other than, if IDI is organized, IDI.

            (7) Section 4.05(s) of the Original Agreement is hereby amended in its entirety to read as follows: " [Intentionally omitted] ".


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            (8) Section 5.01(i)(ii) of the Original Agreement is hereby amended by deleting the phrase "their respective stockholders" and replacing it with the phrase "its stockholders".

            (9) Section 6.03(i) of the Original Agreement is hereby amended in its entirety to read as follows: "[Intentionally omitted]".

            (10) Section 6.04(e) of the Original Agreement is hereby amended in its entirety to read as follows: "Any Subsidiary Guaranty".

            (11) Section 6.04(f) of the Original Agreement is hereby amended in its entirety to read as follows: "[Intentionally omitted]".

            (12) Section 6.05(f) of the Original Agreement is hereby amended in its entirety to read as follows: "[Intentionally omitted]".

            (13) Section 6.05(h) of the Original Agreement is hereby amended in its entirety to read as follows: "[Intentionally omitted]".

            (14) Section 6.06(a) of the Original Agreement is hereby amended in its entirety to read as follows:

            (a) The Borrower may, if no Event of Default or Potential Default exists or is continuing or would result from the making of the purchase described hereinafter, pay up to $5,500,000 in cash to repurchase stock of the Borrower from any of the individuals employed by the Borrower listed on Schedule 6.06 hereof, provided that a minimum aggregate equity interest in the Borrower of 7.5% shall be owned by the remaining members of the Borrower's management;

            (15) Section 6.14 of the Original Agreement is hereby amended in its entirety to read as follows:

            6.14. Limitations on Modification of Certain Agreements and Instruments. The Borrower shall not amend, modify or supplement, or suffer any amendment, modification or supplement to, the Subordinated Debt Purchase Agreement or any of the agreements governing the Subordinated Notes (except as specifically permitted by Section 6.15(b)), the Stockholders' Agreement among the stockholders of Steel Dynamics Holdings, Inc. or its certificate of incorporation or by-laws (or similar constituent documents) except that the Borrower may, without the consent of the Required Lenders, amend or modify the sections of its certificate of incorporation or bylaws or Stockholders' Agreement listed on Schedule
      6.14 hereto and may amend or modify the Stockholders' Agreement to permit the addition of new


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
      stockholders whose rights thereunder are not greater than the rights of the original stockholders, and except that the Borrower may amend or modify Section 10.5 of the Subordinated Debt Purchase Agreement in order to permit the investment in Qualitech Steel Corporation which is permitted by Section 6.05(a) of this Agreement and in order to make amendments to the Subordinated Debt Purchase Agreement which correspond to the amendments hereto made by the Fifth Amendment, and except that the Stockholders Agreement may be amended to reflect the Holdings Merger and the fact that following the Holdings Merger the parties to such Stockholders Agreement shall no longer own equity securities of Steel Dynamics Holdings, Inc., but rather shall own equity securities of the Borrower.

            (16) Section 6.18 of the Original Agreement is hereby amended in its entirety to read as follows:

            6.18. Maintenance of Business. The Borrower shall not change its primary line of business from that of either constructing, owning and operating a steel mini-mill or constructing, owning and operating a steel mini-mill and one or more scrap substitute manufacturing facilities, shall not permit IDI, if it is organized, to change its primary line of business from that of constructing, owning and operating one or more scrap substitute manufacturing facilities.

            (17) Section 6.19 of the Original Agreement is hereby amended in its entirety to read as follows:

            6.19. Subsidiaries. The Borrower shall not organize, incorporate, acquire or otherwise suffer to exist any Subsidiaries, except IDI (if IDI is organized).

            (18) The Original Agreement is hereby amended by adding a new
Schedule 3.15A-1996 thereto, in the form attached as Annex 2 hereto.

            Section 3. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders as follows:

            (a) The representations and warranties set forth in the Original Agreement are true and correct on and as of the date hereof as if made on and as of the date hereof (except for any representation or warranty which was expressly limited to an earlier date, in which case such representations and warranties shall be true and correct on and as of such earlier date), and that no Event of Default or Potential Default has occurred and is continuing or exists on and as of the date hereof.

            (b) The execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of the Borrower, has been duly authorized by all necessary governmental approvals, if any, and does not and will not contravene or conflict with any provision of law or of the organizational instruments of the Borrower or of any agreement or instrument binding on it.

            (c) This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

            Section 4. Instructions to Agent. If the Salesco Merger and the Holdings Merger are completed simultaneously, the Required Lenders hereby instruct the Agent to release, upon such completion, the shares of Salesco and of Borrower (the "Pledged Shares") held as collateral pursuant to the Pledge and Security Agreements of each of Holdings and Salesco, each dated as of June 30, 1994. If the Holdings Merger is not completed, the Required Lenders hereby instruct the Agent to release, upon completion of the Salesco Merger, the Pledged Shares in return for replacement certificates representing the shares of the Borrower held by Holdings.

            Section 5. Consent to Amendment of Subordinated Debt Purchase Agreement. Notwithstanding the restrictions of Section 6.14 of the Original Agreement, by executing and delivering this Amendment, the Required Lenders hereby consent to the Borrower's entering into a Consent and Amendment to the Subordinated Debt Purchase Agreement, in form satisfactory to the Agent, the only substance of which is to amend provisions of such Purchase Agreement which correspond to provisions of the Original Agreement amended hereby in a manner corresponding to the amendments made herein.

            Section 6. Miscellaneous. (a) The Initial Amendments shall become effective upon (i) execution and delivery hereof by the Required Lenders, the Borrower and the Agent and (ii) the consummation of the Salesco Merger. The Additional Amendments shall become effective upon (i) execution and delivery hereof by all of the Lenders, the Borrower and the Agent and (ii) the consummation of the Holdings Merger. The execution below by the Required Lenders shall constitute a direction to the Agent to execute this Amendment and shall constitute consent of the Required Lenders to the Salesco Merger. The execution below by all of the Lenders shall constitute consent of the Lenders to the Holdings Merger.

            (b) The Original Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect. From and after the date hereof, all references to the "Agreement" in the Original Agreement and in the other Loan Documents shall be deemed to be references to the Original Agreement as amended by this Amendment.

            (c) This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State.

            (d) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.


                                        STEEL DYNAMICS, INC.


                                        By /s/ [Signature Illegible]
                                           -------------------------------------
                                           Title: Vice President


                                        MELLON BANK, N.A., as Lender and
                                         as Agent


                                        By /s/ Roger N. Stanier
                                           -------------------------------------
                                           Title: Vice President

                                        KREDITANSTALT FUR WIEDERAUFBAU
                                         as Senior Co-Agent



                                        By /s/ [Signature Illegible]
                                           -------------------------------------
                                           Title: Vice President

                                        By /s/ [Signature Illegible]
                                           -------------------------------------
                                           Title: Senior Project Manager


                                        BANQUE NATIONALE DE PARIS
                                         as Senior Co-Agent



                                        By /s/ Richard Cushing
                                           -------------------------------------
                                           Title: Vice President

                                   COMERICA BANK
                                         as Senior Co-Agent



                                   By  /s/ Phillip A. Coosaia
                                     ---------------------------------------
                                        Title: Vice President
                                        Name: Phillip A. Coosaia


                                   BANK ONE INDIANAPOLIS, NATIONAL ASSOCIATION
                                        as Co-Agent



                                   By  /s/ Dale C. Arfman
                                     ---------------------------------------
                                        Title: Vice President



                                   NBD BANK, N.A.
                                        as Co-Agent



                                   By  /s/ [Signature Illegible]
                                     ---------------------------------------
                                        Title: Vice President



                                   THE INDUSTRIAL BANK OF JAPAN,
                                   LIMITED
                                        as Co-Agent



                                   By  /s/ Jun Wantanabe
                                     ---------------------------------------
                                        Title : Senior Vice President

                                   BANK AUSTRIA AKTIENGESELLSCHAFT
                                        as Co-Agent


                                   By  /s/ J. Anthony Seay
                                     -------------------------------------------
                                       Title: Vice President, BANK AUSTRIA


                                   By  /s/ George M. Williams, III
                                     -------------------------------------------
                                       Title: Asst. Vice President, BANK AUSTRIA




                                   COMMERZBANK AKTIENGELSELLSCHAFT



                                   By  /s/ Karl-Heinz Schroter
                                     -------------------------------------------
                                       Title : Vice President


                                   By  /s/ Hermann J. Schutterle
                                     -------------------------------------------
                                       Title: Assistant Vice President





                                   FORT WAYNE NATIONAL BANK



                                   By  /s/ Gerald Witte
                                     -------------------------------------------
                                       Title: Senior Vice President



                                    WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW
                                    YORK BRANCH




                                   By  /s/ [Siganture Illegible]
                                     -------------------------------------------
                                       Title: Vice President


                                   By  /s/ [Signature Illegible]
                                     -------------------------------------------
                                       Title: Vice President

                                   DEUTSCHE BANK AG, CHICAGO AND/OR
                                        CAYMAN ISLANDS BRANCHES


                                   By  /s/ David S. Berger
                                     -------------------------------------------
                                        Title: Vice President


                                   By  /s/ Hans Roderich
                                     -------------------------------------------
                                        Title: Associate



                                   NATIONAL CITY BANK, INDIANA



                                   By  /s/ [Signature Illegible]
                                     -------------------------------------------
                                        Title: Vice President

                                                                         ANNEX 1



                                   EXHIBIT CC


Holdings Line of Business

      The business of Steel Dynamics Holdings, Inc. is to be the ownership of all of the issued and outstanding capital stock of the Borrower.


IDI Line of Business

      The business of Iron Dynamics, Inc., if it is organized, is to construct, own and operate one or more scrap substitute manufacturing facilities.


Transactions between IDI and the Borrower

      Until such time as IDI incurs Indebtedness (as to which incurrence the Credit Agreement requires the approval of the Required Lenders), the Borrower may provide overhead, accounting services and management services to IDI without cash compensation therefor.

                                                                         ANNEX 2



                              SCHEDULE 3.15A-1996


[information regarding equity security ownership of the Borrower by Control Group to be provided]

                                   SCHEDULE I


                              STEEL DYNAMICS, INC.

                          Final Acceptance Certificate


      The undersigned, who is __________ of Steel Dynamics, Inc. (the "Borrower"), hereby certifies as follows:

      1. The Final Acceptance Test referred to in Section 14.3 of the SMS Documents (assuming (contrary to fact) that the modifications set forth on Schedule II to such Seventh Amendment had been made to the SMS Documents) has been completed for all portions of the Phase I Project supplied by SMS, in which Test such portion of the Phase I Project met the guaranteed performance specified in the SMS Documents (assuming (contrary to fact) that the modifications set forth on Schedule II to such Seventh Amendment had been made to the SMS Documents).

      2. Capitalized undefined terms used herein shall have the meanings assigned them in that certain Credit Agreement dated as of June 30,1994, between the Borrower, Mellon Bank, N.A., as Agent and the lenders parties thereto from time to time, as the same may be amended or modified.

      WITNESS THE DUE execution hereof as of the _____ day of ____________, 1996.




                                             ___________________________________
                                             Name:
                                             Title:

                                  SCHEDULE II



The modifications referred to in the definition of the term "Phase I Project Acceptance" are the modifications set forth under the heading "SDI Request" in each of items 1 through 7 of the Memo, dated September 10, 1996, from W. P. Burns of R. T. Patterson Co., Inc. to A. R. Pilz of The Lathrop Company, a copy of which Memo is attached to and forms a part of this Schedule II.